UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2005
                                                 (January 20, 2005)


                              BLUE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


 Nevada                            000-32567                     52-2273215
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


   4878 Ronson Court, San Diego, CA                                   92111
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (858) 243-2615

            1480 Breakers West Blvd., Royal Palm Beach, Florida 33401
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         (Former name or former address, if changed since last report.)




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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Effective on January 20, 2005, Roger E. Pawson was appointed to serve as the President, CEO and Director of Blue Industries, Inc. (the "Company") and Patrick Gouverneur resigned as the Company's President, CEO, CFO and Director pursuant to Resolution of the Company dated January 20, 2005. See 5.02(c) of this report on Form 8-K. The resignation of Patrick Gouverneur was not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     (b) See 5.02(c) of this report on Form 8-K.

     (c) The following persons became the executive officers and directors of the Company on January 20, 2005. Prior to the appointment, such persons had no relationship with the Company.

Name              Age   Position
---------------- ----- --------------------------------------------------------
Roger E. Pawson    53   President, Chief Executive Officer and Sole Director

Roger E. Pawson, age 53, is the Company's sole officer and director. In 1996, Mr. Pawson was the President and Chief Executive Officer of TLCO Software, Inc. and majority shareholder. TLCO Software's primary business at that time was the development of advanced yet user friendly web authoring software using its proprietary code. In 1997 TLCO Software launched the "Web Factory"(TM) family of products, which included Web-Factory, Author, Web-Factory, Site Builder Web Factory, Professional Edition. These products were the foundation of TLCO Software's expansion into Software Publishing, OEM & Electronic Markets. Mr. Pawson subsequently sold his interest in the company in 2001. Between 2001 and 2004, Mr. Pawson became the President and Chief Executive Officer of National Developers, an Arizona based development company that specialized in the design and construction of custom homes, shopping malls and strip centers. In addition, during May 2004, Mr. Pawson was appointed the sole officer and director of National Business Holdings, Inc., a public company trading on the over-the-counter bulletin board until he resigned during December 2004. Mr. Pawson is presently an independent business consultant and advisor to various corporations. Mr. Pawson received a Masters in Business Studies degree from Leeds University in Yorkshire, England in 1971.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

     C. Exhibits

Exhibit
Number          Description
--------        -------------------------------

17.1      *     Resolution appointing Roger E. Pawson

17.2      *     Resolution accepting Resignation of Patrick Gouverneur

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 *  Filed herewith



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BLUE INDUSTRIES, INC.


February 9, 2005                      By:  /s/ Roger E. Pawson
                                        ----------------------------------------
                                    Name: Roger E. Pawson
                                   Title: President, Chief Executive Officer and
                                          Director